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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) June 24, 2004


                  Citigroup Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-108125                13-3439681
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(State or Other Jurisdiction         (Commission               (IRS Employer
of Incorporation)                     File Number)           Identification No.)

388 Greenwich Street, New York, New York                          10013
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (212) 816-6000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets.

     On June 24, 2004, a single series of certificates entitled Citigroup Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2004, among Citigroup Mortgage Securities Inc. as Depositor, Wachovia Bank, National Association as Master Servicer, Lennar Partners, Inc. as Special Servicer, LaSalle Bank National Association as Trustee and ABN AMRO Bank N.V. as Fiscal Agent. The Certificates consist of 24 classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class X Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class PM Certificates", the "Class R Certificates", the "Class Y-I Certificates", the "Class Y-II Certificates," and the "Class Y-III Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on their respective due dates in June 2004 (the "Cut-off Date"), an aggregate principal balance of $1,185,741,012 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Citigroup Global Markets Realty Corp. ("CGMRC"), which is an affiliate of the Depositor and Citigroup Global Markets Inc. ("CGMI"), certain of the mortgage loans from Wachovia Bank, National Association ("Wachovia"), and the remaining Mortgage Loans from CDC Mortgage Capital Inc. ("CDCMC"; and, together with CGMRC and Wachovia, the "Mortgage Loan Sellers"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers (the "Mortgage Loan Purchase Agreements"). The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates to CGMI, Wachovia Capital Markets, LLC ("WCM"), Caisse Des Depots Securities Inc., doing business as CDC Securities ("CDC") and Deutsche Bank Securities Inc. ("DBSI"); and together with CGMI, Wachovia and CDC, the "Underwriters"), pursuant to an underwriting agreement dated June 8, 2004 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. A form of the Underwriting Agreement is attached hereto as Exhibit 1.1. A form of the Mortgage Loan Purchase Agreement relating to each Mortgage Loan Seller is attached hereto as Exhibit 99.1, 99.2, or 99.3.

     The Class A-1 Certificates have an initial aggregate principal balance of $69,957,000. The Class A-2 Certificates have an initial aggregate principal balance of $161,062,000. The Class A-3 Certificates have an initial aggregate principal balance of $217,418,000. The Class A-4 Certificates have an initial aggregate principal balance of $553,662,000. The Class B Certificates have an initial aggregate principal balance of $31,039,000. The Class C Certificates have an initial aggregate principal balance of $13,302,000. The Class D Certificates have an initial aggregate principal balance of $26,605,000. The Class E Certificates have an initial


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aggregate principal balance of $13,302,000. The Class X Certificates have an initial aggregate notional amount of $1,182,418,797. The Class F Certificates have an initial aggregate principal balance of $14,780,000. The Class G Certificates have an initial aggregate principal balance of $11,824,000. The Class H Certificates have an initial aggregate principal balance of $19,214,000. The Class J Certificates have an initial aggregate principal balance of $5,913,000. The Class K Certificates have an initial aggregate principal balance of $5,912,000. The Class L Certificates have an initial aggregate principal balance of $5,912,000. The Class M Certificates have an initial aggregate principal balance of $5,912,000. The Class N Certificates have an initial aggregate principal balance of $2,956,000. The Class P Certificates have an initial aggregate principal balance of $4,434,000. The Class Q certificates have an initial aggregate principal balance of $19,214,797. The Class PM certificates have an initial aggregate principal balance of $3,322,214. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

     Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.       Description

   1.1 Underwriting Agreement among Citigroup Commercial Mortgage Securities Inc. as seller and Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, Caisse Des Depots Securities Inc., doing business as CDC Securities and Deutsche Bank Securities Inc. as underwriters.

   4.1 Pooling and Servicing Agreement among Citigroup Commercial Mortgage Securities Inc. as depositor, Wachovia Bank, National Association as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

   99.1 Mortgage Loan Purchase Agreement between Citigroup Global Markets Realty Corp. as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.

   99.2 Mortgage Loan Purchase Agreement between Wachovia Bank, National Association as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.


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   99.3     Mortgage Loan Purchase Agreement between CDC Mortgage Capital Inc.
            as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 9, 2004


                                       CITIGROUP COMMERCIAL MORTGAGE
                                          SECURITIES INC.


                                          By: /s/ Angela Vleck
                                              ---------------------------------
                                              Name:  Angela Vleck
                                              Title: Vice President


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                                  EXHIBIT INDEX

     The following exhibits are filed herewith:


Exhibit No.
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   1.1      Underwriting Agreement among Citigroup Commercial Mortgage
            Securities Inc. as seller and Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, Caisse Des Depots Securities Inc., doing business as CDC Securities and Deutsche Bank Securities Inc. as underwriters.

   4.1 Pooling and Servicing Agreement among Citigroup Commercial Mortgage Securities Inc. as depositor, Wachovia Bank, National Association as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

   99.1 Mortgage Loan Purchase Agreement between Citigroup Global Markets Realty Corp. as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.

   99.2 Mortgage Loan Purchase Agreement between Wachovia Bank, National Association as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.

   99.3 Mortgage Loan Purchase Agreement between CDC Mortgage Capital Inc. as seller and Citigroup Commercial Mortgage Securities Inc. as purchaser.


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